UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2011

SquareTwo Financial Corporation

 (Exact Name of Registrant as Specified in its Charter)

Delaware	333-170734	84-1261849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 South Monaco Street, Denver, Colorado 80237

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 303-296-3345

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

A copy of a slide presentation to be given by Paul A. Larkins, President and Chief Executive Officer of SquareTwo Financial Corporation and L. Heath Sampson, Chief Financial Officer of SquareTwo Financial Corporation at an investor presentation on June 8, 2011 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01.

The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 7.01, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description

99.1	Investor Slide Presentation of SquareTwo Financial Corporation dated June 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARETWO FINANCIAL CORPORATION

Date: June 8, 2011	By:	/s/ Thomas G. Good
Name: Thomas G. Good
Title: General Counsel